SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[  ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[  ] Definitive Proxy Statement

[ X ]  Definitive Additional Materials

[  ]  Soliciting Material under Rule 14a-12

CD International Enterprises, Inc.
____________________________________________
(Name of Registrant as Specified In Its Charter)

N/A
____________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]         No fee required.
[  ]          Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies: ___________________________________________________
(2)	Aggregate number of securities to which transaction applies: ___________________________________________________
(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
___________________________________________________

(4)	Proposed maximum aggregate value of transaction: ___________________________________________________
(5)	Total fee paid: ___________________________________________________

[  ]  Fee paid previously with preliminary materials.

[  ]  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount Previously Paid: ________________________________________
2.	Form, Schedule or Registration Statement No.: ________________________________________
3.	Filing Party: ________________________________________
4.	Date Filed: ________________________________________

April 26, 2012

Dear Fellow Shareholder:

As you know, we previously sent proxy materials to you regarding the Annual Meeting of Shareholders of CD International Enterprises, Inc. In order to accommodate the travel schedules of certain of our Executive Officers and Directors who will attending a business conference, we are changing the location and time of our Annual Meeting to our corporate offices located at 431 Fairway Drive, Suite 200, Deerfield Beach, Florida 33441 at 2:00 p.m. Eastern Time on Friday, June 1, 2012.

The attached amended notice of meeting, supplement to proxy statement and proxy card (the “New Card”) reflect this change. No other changes have been made with respect to the Annual Meeting.

We hope that you will be able to attend the Annual Meeting. In any event, whether or not you plan to attend in person, we ask that you complete, sign, date and return the enclosed New Card promptly in the enclosed envelope. However, if you have already submitted a proxy card, it is not necessary to submit a New Card at this time. If you do attend the Annual Meeting and wish to vote your shares personally, you may revoke any proxy that you have given and may vote at or prior to the Annual Meeting.

Sincerely, CD International Enterprises, Inc.
Yuejian (James) Wang, Ph.D. Chairman of the Board, Chief Executive Officer and President

AMENDED NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 1, 2012

To the shareholders of CD International Enterprises, Inc.

You are cordially invited to attend the annual meeting of shareholders of CD International Enterprises, Inc. to be held at 431 Fairway Drive, Suite 200, Deerfield Beach, Florida 33441 on Friday, June 1, 2012 at 2:00 p.m., (Eastern Time). At the annual meeting you will be asked to vote on the following matters:

1.	To elect a board of directors consisting of seven members;
2.
To approve an amendment to our 2008 Executive Stock Incentive Plan to increase the number of shares of our common stock which may be granted under the 2008 Executive Stock Incentive Plan from 1,000,000 to 2,500,000;

3.
To approve an amendment to our 2008 Non-Executive Stock Incentive Plan to increase the number of shares of our common stock which may be granted under the 2008 Non-Executive Stock Incentive Plan from 3,000,000 to 4,500,000;

4.	To ratify the appointment of Sherb & Co., LLP as our independent registered public accounting firm; and
To consider and act upon any other business as may properly come before the annual meeting or any adjournments thereof.

The board of directors recommends that you vote FOR Proposals 1, 2, 3 and 4. These items of business are more fully described in the proxy statement that was filed with the SEC on April 18, 2012. The board of directors has fixed the close of business on April 5, 2012 as the Record Date for determining the shareholders that are entitled to notice of and to vote at the annual meeting and any adjournments thereof.

It is important that your shares are represented and voted at the meeting. If you received the proxy materials by mail, you can vote your shares by completing, signing, dating, and returning your completed proxy card, by mail or voting over the Internet or by telephone. If you received the proxy materials over the Internet, a proxy card was not sent to you, and you may vote your shares over the Internet. To vote by Internet, follow the instructions included in the proxy statement. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the proxy statement.

You may attend the annual meeting and vote in person even if you have previously voted by proxy in one of the three ways listed above. Your proxy is revocable in accordance with the procedures set forth in the proxy statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE FISCAL 2011 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 1, 2012.

The Amended Notice of Annual Meeting, Supplement to Proxy Statement, Proxy Statement, the amended proxy card and Form 10-K for the fiscal year ended September 30, 2011 are available at www.envisionreports.com/CDII.

By Order of the Board of Directors

Lazarus Rothstein,
Secretary

Deerfield Beach, Florida
April 26, 2012

CD INTERNATIONAL ENTERPRISES, INC.

431 Fairway Drive, Suite 200
Deerfield Beach, Florida 33441

SUPPLEMENT
TO
PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
To Be Held On June 1, 2012

This Supplement to Proxy Statement is being furnished to the holders of the common stock, par value $.0001 per share (the “Common Stock”), of CD International Enterprises, Inc. (the “Company”) in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board of Directors” or the “Board”) for use in voting at the Annual Meeting of Shareholders or any adjournment or postponement thereof (the “Annual Meeting”). The Annual Meeting will be held on Monday, June 1, 2012, at 2:00 p.m. Eastern Time at the Company’s principal executive offices located at 431 Fairway Drive, Suite 200, Deerfield Beach, Florida 33441.

This Supplement to Proxy Statement and the Amended Notice of the Fiscal 2011 Annual Meeting of Shareholders supplement the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated April 18, 2012, previously made available to our shareholders in connection with the solicitation of proxies for use at the Annual Meeting.

This Supplement is being furnished to provide information related to the change of the location of the meeting to the Company’s principal executive offices. This Supplement does not provide all of the information that is important to your decisions in voting at the Annual Meeting. Additional information is contained in the Proxy Statement for our Annual Meeting that was previously made available to our shareholders. If you previously received a Notice of Internet Availability of Proxy Materials, which we mailed on or about April 19, 2012, you may view the Proxy Statement, the Company’s Form 10-K for the fiscal year ended September 30, 2011, this Supplement, the amended Proxy Card, and the Amended Notice of the Fiscal 2011 Annual Meeting of Shareholders which are available at www.envisionreports.com/CDII. See “Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on June 1, 2012” filed with the SEC.

The amended proxy card or voting instruction card enclosed with this Supplement differs from the proxy card or voting instruction card previously furnished to you with the Proxy Statement dated April 18, 2012, in that the enclosed proxy card or voting instruction card reflects the new location of the Annual Meeting. You may vote on all four proposals by submitting the amended proxy card or voting instruction card enclosed with this Supplement or submitting a proxy via the Internet or by telephone by following the procedures on your amended proxy card or voting instruction card. Properly executed proxies that do not contain voting instructions for any item will be voted in accordance with the recommendations of the Board of Directors.

Except for the location and time of the meeting, this Supplement does not modify, amend, supplement or otherwise affect any matter presented for consideration in the Proxy Statement.

FORM OF AMENDED PROXY CARD

CD INTERNATIONAL ENTERPRISES INC. 431 Fairway Drive, Suite 200 Deerfield Beach, Florida 33441
Electronic Voting Instructions
You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Eastern Time, on June 1, 2012.

IMPORTANT ANNUAL MEETING INFORMATION ABC HOLDER 400 MY STREET CHICAGO IL 60605					Vote by Internet Log on to the Internet and go to www.envisionreports.com/cdii Follow the steps outlined on the secured website.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.		
Vote by telephone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.

Follow the instructions provided by the recorded message.

Annual Meeting Proxy Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A. PROPOSALS – The Board of Directors recommends a vote FOR all of the nominees listed and FOR Proposals 2, 3 and 4.
1.	Election of Directors:	01 - Dr. Yuejian (James) Wang	02 - Mr. David Barnes	03 - Mr. Sheldon Steiner		07- Mr. Kong Tung
		04 - Mr. Yuwei Huang	05 - Dr. Philip Y. Shen	06 - Mr. Adam Wasserman

	☐	Mark here to vote FOR all nominees

	☐	Mark here to vote WITHHOLD vote for all nominees

	☐	For All EXCEPT – to withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered boxes to the right.		01 ☐	02 ☐	03 ☐	04 ☐	05 ☐	06 ☐	07 ☐

2.
Approval of the amendment to our 2008 Executive Stock Incentive Plan to increase the number of shares of our common stock which may be granted under the 2008 Executive Stock Incentive Plan from 1,000,000 to 2,500,000.
			FOR ☐	AGAINST ☐		ABSTAIN ☐

3.
Approval of the amendment to our 2008 Non-Executive Stock Incentive Plan to increase the number of shares of our common stock which may be granted under the 2008 Non-Executive Stock Incentive Plan from 3,000,000 to 4,500,000.
			FOR ☐	AGAINST ☐		ABSTAIN ☐

4.	To ratify the appointment of Sherb & Co., LLP as our independent registered public accountants.		FOR ☐	AGAINST ☐		ABSTAIN ☐

B. Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below

Please sign as your name or names appear on this Proxy. When share are held jointly, each holder should sing. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate names by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy – CD International Enterprises Inc.

ANNUAL MEETING OF THE SHAREHOLDERS OF CD INTERNATIONAL ENTERPRISES, INC.

 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, a stockholder of CD International Enterprises Inc. (the “Company”), hereby revoking any proxy heretofore given, does hereby appoint Lazarus Rothstein, proxy with power of substitution, for and in the name of the undersigned to attend the Annual Meeting of Shareholders of the Company to be held at 431 Fairway Drive, Suite 200, Deerfield Beach, Florida 33441on Friday June 1, 2012 at 2:00 p.m., (Eastern Time), or at any adjournment or postponement thereof, and there to vote, as designated below.

THIS PROXY WILL BE VOTED AS DIRECTED, IF NO CONTRARY INSTRUCTION IS INDICATED, THE VOTE OF THE UNDERSIGNED WILL BE CAST “FOR” PROPOSALS 1, 2, 3 AND 4. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

C. Non-Voting Items Change of Address – Please print new address below.	Meeting Attendance
	Mark box to the right if you plan to attend the Annual Meeting.	☐

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A – C ON BOTH SIDES OF THIS CARD